EXECUTION

LEHMAN BROTHERS BANK, FSB,

SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

PURCHASER

MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

Dated as of January 1, 2003

Structured Asset Securities Corporation

(Mortgage Pass-Through Certificates, Series 2003-BC1)

Table of Contents

ARTICLE I. CONVEYANCE OF MORTGAGE LOANS

2

Section 1.01.

Sale of Mortgage Loans

2

Section 1.02.

Delivery of Documents

3

Section 1.03.

Review of Documentation

3

Section 1.04.

Representations and Warranties of the Bank

3

Section 1.05.

Grant Clause

8

Section 1.06.

Assignment by Depositor

8

ARTICLE II. MISCELLANEOUS PROVISIONS

8

Section 2.01.

Binding Nature of Agreement; Assignment

8

Section 2.02.

Entire Agreement

8

Section 2.03.

Amendment

9

Section 2.04.

Valid Assignment

9

Section 2.05.

Governing Law

9

Section 2.06.

Severability of Provisions

10

Section 2.07.

Indulgences; No Waivers

10

Section 2.08.

Headings Not to Affect Interpretation

10

Section 2.09.

Benefits of Agreement

10

Section 2.10.

Counterparts

10

SCHEDULES

SCHEDULE A

Mortgage Loan Schedule (including Prepayment Charge Schedule)

EXHIBIT A

Certain Defined Terms

This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of January 1, 2003 (the “Agreement”), is executed by and between Lehman Brothers Bank, FSB (the “Bank”), and Structured Asset Securities Corporation (the “Depositor”).

All capitalized terms not defined herein shall have the same meanings assigned to such terms in that certain Trust Agreement (the “Trust Agreement”), dated as of January 1, 2003, among the Depositor, Aurora Loan Services Inc., as master servicer (the “Master Servicer”), The Murrayhill Company, as credit risk manager, and JPMorgan Chase Bank, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Bank is a party to the following loan sale agreement and mortgage loan purchase and warranties agreement (each a “Transfer Agreement,” and together the “Transfer Agreements”), pursuant to which the Bank has purchased or received from a transferors (each a “Transferor”), certain mortgage loans identified on the Mortgage Loan Schedule attached hereto as Schedule A (the “Mortgage Loans”):

1.

Loan Sale Agreement (the “LSA”), dated as of November 30, 2002, between the Bank, as purchaser, and Household Financial Services, Inc., as seller.

2.

Mortgage Loan Purchase and Warranties Agreement (the “MLPWA”), dated as of March 22, 2002, between the Bank, as purchaser, Household Finance Corporation (“Household”), as servicer, and the sellers listed on Exhibit J thereto.

WHEREAS, the Bank is a party to the following servicing agreements (the “Servicing Agreements”) pursuant to which the Mortgage Loans are serviced by the various Servicers:

1.

Interim Reconstituted Servicing Agreement dated as of January 1, 2003, among the Bank, as seller, Household, as servicer, and the Master Servicer, reconstituting (i) the Servicing Agreement between the Bank and Household, dated as of March 22, 2002 (for Conventional Fixed and Adjustable Rate Mortgage Loans (Group No. 2002-2)) as amended by Amendment No. 1 thereto dated May 6, 2002.

2.

Securitization Servicing Agreement dated as of January 1, 2003, among the Bank, as seller, Fairbanks Capital Corp. (“Fairbanks”), as servicer, and the Master Servicer.

WHEREAS, the Bank desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans to the Depositor, to assign all of its rights and interest under the Transfer Agreement and the Servicing Agreements, other than any servicing rights retained by the Bank hereunder, and to delegate all of its obligations thereunder, to the Depositor; and

WHEREAS, the Bank and the Depositor acknowledge and agree that the Depositor will assign all of its rights and delegate all of its obligations hereunder to the Trustee, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time.

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Bank and the Depositor agree as follows:

ARTICLE I.

CONVEYANCE OF MORTGAGE LOANS

Section 1.01.

Sale of Mortgage Loans.

(a)

Concurrently with the execution and delivery of this Agreement, the Bank does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Bank in and to the Mortgage Loans.  Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on or after January 1, 2003, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges received on or with respect to the Mortgage Loans on or after January 1, 2003, together with all of the Bank’s right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Bank’s rights under any Insurance Policies relating to the Mortgage Loans, and the Bank’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any proceeds of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Bank hereby assigns to the Depositor all of its rights and interest under each Transfer Agreement (including the right to enforce the applicable Transferor’s obligation pursuant to Section 7(c) of the MLPWA and 9.3 of the LSA, respectively) and the Servicing Agreements, other than any servicing rights thereunder, to the extent relating to the Mortgage Loans.  The Bank and the Depositor hereby further agree that this Agreement incorporates the terms and conditions of any assignment and assumption agreement or other assignment document required to be entered under any of the Transfer Agreements (any such document, an “Assignment Agreement”) and that this Agreement constitutes the Assignment Agreement under such Transfer Agreement.  Concurrently with the execution hereof, the Depositor tenders the purchase price of $222,997,907.07.  The Depositor hereby accepts such assignment, and shall be entitled to exercise all the rights of the Bank under each Transfer Agreement and the Servicing Agreements, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

(b)

Schedules of Mortgage Loans.  The Depositor and the Bank have agreed upon which of the mortgage loans owned by the Bank are to be purchased by the Depositor pursuant to this Agreement and the Bank will prepare on or prior to the Closing Date a final schedule describing such Mortgage Loans (the “Mortgage Loan Schedule”).  The Mortgage Loan Schedule will conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Trust Agreement.  The Mortgage Loan Schedule is attached hereto as Schedule A.

Section 1.02.

Delivery of Documents.

(a)

In connection with such transfer and assignment of the Mortgage Loans hereunder, the Bank shall, at least three (3) Business Days prior to the Closing Date, deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a “Mortgage File”) so transferred and assigned, as specified in each Transfer Agreement or the Servicing Agreements.

(b)

For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Bank, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

Section 1.03.

Review of Documentation.  The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by U.S. Bank National Association, as the custodian (the “Custodian”) for the Depositor.  The Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File.  If in the course of such review the related Custodian identifies any Material Defect, the Bank shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

Section 1.04.

Representations and Warranties of the Bank.

(a)

The Bank hereby represents and warrants to the Depositor that as of the Closing Date that:

(i)

The Bank is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States of America and has full power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

(ii)

the execution and delivery by the Bank of this Agreement have been duly authorized by all necessary action on the part of the Bank; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Bank or its properties or the charter or bylaws of the Bank;

(iii)

the execution, delivery and performance by the Bank of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Bank and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Bank enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law and (C) any notice, order, directive or similar action by a federal banking regulatory authority that prohibits or enjoins performance of this Agreement by the Bank; and

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Bank, threatened or likely to be asserted against or affecting the Bank, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Bank will be determined adversely to the Bank and will if determined adversely to the Bank materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

(b)

The representations and warranties of each Transferor of Mortgage Loans in the related Transfer Agreement were made as of the date of transfer under such Transfer Agreement.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of a Transferor under the related Transfer Agreement and (ii) a representation or warranty of the Bank under this Agreement, the only right or remedy of the Depositor shall be the right to enforce the obligations of such Transferor under any applicable representation or warranty made by it.  The Depositor acknowledges and agrees that the representations and warranties of the Bank in this Section 1.04(b) are applicable only to facts, conditions or events that do not constitute a breach of any representation or warranty made by the related Transferor in the applicable Transfer Agreement.  The Bank shall have no obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the related Transferor in such Transfer Agreement, without regard to whether the related Transferor fulfills its contractual obligations in respect of such representation or warranty; provided, however, that if the related Transferor fulfills its obligations under the provisions of such Transfer Agreement by substituting for the affected Mortgage Loan a mortgage loan which is not a Qualifying Substitute Mortgage Loan, the Bank shall, in exchange for such substitute mortgage loan, provide the Depositor (a) with the applicable Purchase Price for the affected Mortgage Loan or (b) within the two year period following the Closing Date, with a Qualified Substitute Mortgage Loan for such affected Mortgage Loan.

Subject to the foregoing, the Bank represents and warrants upon delivery of the Mortgage Loans to the Depositor hereunder, as to each, that:

(i)

The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans, and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

(ii)

There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Bank has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

(iii)

Except in the case of Cooperative Loans, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement.

(iv)

Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(v)

Each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property (including all improvements on the Mortgaged Property).  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

(vi)

Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Bank was the sole owner of record and holder of each Mortgage Loan, and the Bank had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)

Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above).  If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located.  With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Bank, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

(viii)

To the best of the Bank’s knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan.  There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of a Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

(ix)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(x)

Each Mortgage Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

(xi)

Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Mortgage Loan have been complied with; and

(xii)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2.

(xiii)

The information set forth in the Prepayment Charge Schedule included as part of the Mortgage Loan Schedule at Schedule A hereto (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure)  under applicable state law;

(xiv)

None of the Mortgage Loans are subject to the provisions of the Georgia Fair Lending Act of 2002 (the “GFLA”) that cover “High-Cost Home Loans”, as such term is defined in the GFLA;

(xv)

Each Mortgage Loan that is a “Covered Home Loan”, as such term is defined in the GFLA, is either (a) a purchase money Mortgage Loan or (b) a Mortgage Loan that refinanced an existing "Home Loan", as such term is defined in the GFLA, which Home Loan was not originated within five years of such refinancing; and

(xvi)

The Servicers for each Mortgage Loan will accurately and fully report its borrower credit files to all three credit repositories in a timely manner.

It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive the Closing Date.  Upon discovery by either the Bank or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of clause (xiii) under Section 1.04(b) that adversely and materially affects the value of the related Mortgage Loan, that does not also constitute a breach of a representation or warranty of the related Transferor in the applicable Transfer Agreement, the party discovering such breach shall give prompt written notice to the other party.  Within 60 days of the discovery of any such breach, the Bank shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two year period following the Closing Date substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

(c)

Notwithstanding the second paragraph of Section 1.04(b), in connection with the Seller’s representations and warranties made in clause (xiii) of Section 1.04(b), within 90 days of the earlier of discovery by the Bank or receipt of notice from the applicable Servicer or the NIMS Insurer of a breach of any representation and warranty of the Bank made in clause (xiii) of Section 1.04(b) above, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Bank shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in clause (xiii) of Sections 1.04(b)), pay, at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the applicable Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

Section 1.05.

Grant Clause.   It is intended that the conveyance of the Bank’s right, title and interest in and to Mortgage Loans and other property conveyed pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if any such conveyance is deemed to be in respect of a loan, it is intended that:  (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Bank hereby grants to the Depositor a first priority security interest in all of the Bank’s right, title and interest in, to and under, whether now owned or hereafter acquired, such Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

Section 1.06.

Assignment by Depositor.  The Depositor shall have the right, upon notice to but without the consent of the Bank, to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.  All references to the Depositor in this Agreement shall be deemed to include its assignee or designee, specifically including the Trustee.

ARTICLE II.

MISCELLANEOUS PROVISIONS

Section 2.01.

Binding Nature of Agreement; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.02.

Entire Agreement.   This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 2.03.

Amendment.

(a)

This Agreement may be amended from time to time by the Bank and the Depositor, with the consent of the Trustee and the NIMS Insurer but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder or the NIMS Insurer.  Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder or the NIMS Insurer if the Trustee receives the prior written consent of the NIMS Insurer to such amendment and written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates or the NIM Securities (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)

This Agreement may also be amended from time to time by the Bank and the Depositor with the consent of the Trustee, the NIMS Insurer and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Certificateholder” or “Certificateholders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificates Owners.

(c)

It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 2.04.

Valid Assignment.  Household hereby acknowledges that the rights of the Seller under the Household Transfer Agreement will be assigned to the Depositor under this Agreement, and subsequently to the Trust Fund under the Trust Agreement and agrees that this Agreement and the Trust Agreement will each be a valid assignment and assumption agreement or other assignment document required pursuant to Section 20 of the Household Transfer Agreement and will constitute a valid assignment and assumption of the rights of the Seller under the Household Transfer Agreement to the Depositor and the Trust Fund, as applicable, and Household hereby consents to such assignment and assumption.

Section 2.05.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.06.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 2.07.

Indulgences; No Waivers.  Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee and the NIMS Insurer.

Section 2.08.

Headings Not to Affect Interpretation.  The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.09.

Benefits of Agreement.  Nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 2.10.

Counterparts.   This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Bank and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

LEHMAN BROTHERS BANK, FSB

By: /s/ Gary Taylor

     Name: Gary Taylor

     Title:   Vice President

STRUCTURED ASSET SECURITIES

CORPORATION

By: /s/ Ellen V. Kiernan

     Name: Ellen V. Kiernan

     Title:   Senior Vice President

ACKNOWLEDGED (for purposes of Section 2.04)

HOUSEHOLD FINANCE CORPORATION

By: /s/ David J. Fatina

Name: David J. Fatina

Title: Vice President

SCHEDULE A

MORTGAGE LOAN SCHEDULE

(Including Prepayment Charge Schedule and

Prepayment Charge Summary)

EXHIBIT A

CERTAIN DEFINED TERMS

“Prepayment Charge”:  With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

“Prepayment Charge Schedule”:  As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto).  The Prepayment Charge Schedule shall be prepared by the Bank and shall set forth the following information with respect to each Prepayment Charge:

1.

the Mortgage Loan identifying number;

2.

a code indicating the type of Prepayment Charge;

3.

the state of origination of the related Mortgage Loan;

4.

the date on which the first Scheduled Payment was due on the related Mortgage Loan;

5.

the term of the related Prepayment Charge; and

6.

the Scheduled Principal Balance of the Mortgage Loan as of the Cut-off Date.

Such Prepayment Charge Schedule shall be amended from time to time by the Bank and a copy of such amended Prepayment Charge Schedule shall be furnished by the Bank to the NIMS Insurer.

“Servicer Prepayment Charge Payment Amount”:  The amount payable by a Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the related Servicing Agreement.